UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2025
LPL Financial Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34963		20-3717839
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

4707 Executive Drive,	San Diego,	California	92121
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code:

(800)	877-7210
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.001 per share	LPLA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Katharine Reeping as Company’s Chief Accounting Officer

On February 28, 2025, the board of directors (the “Board”) of LPL Financial Holdings Inc. (the “Company”) appointed Katharine Reeping, age 48, as the Company’s Chief Accounting Officer. Effective as of the appointment, Ms. Reeping will serve as the Company’s principal accounting officer, reporting to Matthew Audette, the Company’s President and Chief Financial Officer and principal financial officer. Mr. Audette previously served as the principal accounting officer.

Ms. Reeping has over two decades of experience in finance and controls functions, including accounting, financial reporting, financial planning and analysis, and risk management. She has served as the Senior Vice President, Corporate Controller at the Company since August 2022. Before joining the Company, Ms. Reeping served at PNC as Senior Vice President of Financial Reporting & Analysis from May 2018 to June 2022 and Vice President of Financial Reporting from May 2014 to May 2018. Prior to that, she spent 10 years at E*TRADE Financial holding various leadership roles over areas such as accounting, financial reporting and accounting policy and started her career at Deloitte. Ms. Reeping earned a bachelor’s degree in Accounting from Penn State University. She is a certified public accountant and holds a Series 99 designation.

(e) Compensatory Arrangements for Ms. Reeping

Effective on March 3, 2025, the Company approved compensatory arrangements for Ms. Reeping in connection with her appointment as Chief Accounting Officer. The arrangements provide for total target annual compensation of $874,000, consisting of an annual base salary of $380,000; a target annual cash bonus opportunity of $228,000; and a target annual long-term incentive compensation award opportunity with a grant date value of $266,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ Althea Brown
Name: Althea Brown
Secretary

Dated: March 6, 2025